QuickLinks -- Click here to rapidly navigate through this document

As filed with the Securities and Exchange Commission on May 22, 2007

Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM S-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

B&G FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-3918742 (I.R.S. Employer Identification No.)

Four Gatehall Drive, Suite 110
Parsippany, NJ 07054
973.401.6500
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Scott E. Lerner
Executive Vice President, General Counsel and Secretary
Four Gatehall Drive, Suite 110
Parsippany, NJ 07054
973.401.6500
(Name, address including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Christopher G. Karras, Esq.
Glyndwr P. Lobo, Esq.
Adam M. Fox, Esq.
Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
215.994.4000

Approximate date of commencement of proposed sale to the public:    From time to time after the effective date of this registration statement as determined by the registrant.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒ 333-139206

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this Form is a registration statement filed pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

        If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Unit(1)(2)(3)	Proposed Maximum Aggregate Offering Price(1)(2)(3)	Amount of Registration Fee(4)
Enhanced Income Securities (EISs)(5)
Class A Common Stock, $0.01 par value per share
Class B Common Stock, $0.01 par value per share
Preferred Stock, $0.01 par value per share
Debt Securities(6)
Subsidiary Guarantees of Debt Securities(7)
Warrants
Units

TOTAL	$40,000,000	100%	$40,000,000	$1,228

(1)
This registration statement includes $40,000,000 of securities that may be issued by the registrant from time to time in indeterminate amounts and at indeterminate times. Securities registered hereunder may be sold separately, together or as units with other securities registered hereunder. The securities registered hereunder also include such indeterminate number of EISs, shares of common stock and preferred stock, warrants or units of the registrant and such indeterminate amount of debt securities of the registrant as may be issued upon conversion or exchange of any EISs, debt securities or preferred stock that provide for conversion into or exchange for other securities. Also includes an indeterminate number of EISs that may be issued upon the combination of shares of Class A common stock with 12% Senior Subordinated Notes due 2016. No separate consideration will be received for the EISs, shares of common stock, preferred stock, warrants or units or amount of debt securities issuable upon such conversion, exchange or combination. This registration statement includes shares of Class A common stock that the underwriters have the option to cover over-allotments, if any, under the registration statement previously registered on Form S-3, Registration No. 333-139206. The maximum aggregate offering price of securities covered by such combined prospectus (including the $200,000,000 of the registrant's securities previously registered and which remain unissued and unsold) is $240,000,000.

(2)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

(3)
Not required to be included as to each class in accordance with General Instruction II.D. of Form S-3 under the Securities Act.

(4)
The registrant previously registered securities having a proposed maximum offering price of $200,000,000 on Form S-3, Registration No. 333-139206, as to which an aggregate filing fee of $21,400 was paid.

(5)
Each EIS represents one share of Class A common stock and $7.15 principal amount of 12% Senior Subordinated Notes due 2016. The securities registered hereunder also include an indeterminate number of EISs of the same series of the EISs that may be offered hereby, which may be received by holders of EISs in the future on one or more occasions in replacement of the EISs that may be offered hereby in the event of a subsequent issuance of EISs.

(6)
Debt securities may include the registrant's 12% Senior Subordinated Notes due 2016, 8% Senior Notes due 2011 and/or any other debt securities that may be issued by the registrant. If any debt securities are issued at an original issue discount, then such greater amount as may be sold for an aggregate initial offering price of up to the proposed maximum aggregate offering price. The securities registered hereunder also include an indeterminate principal amount of senior subordinated notes of the same series as the 12% Senior Subordinated Notes due 2016 that may be offered hereby, which may be received by holders of 12% Senior Subordinated Notes due 2016 in the future on one or more occasions in the event of a subsequent issuance of EISs, upon an automatic exchange of portions of the 12% Senior Subordinated Notes due 2016 for identical portions of such additional senior subordinated notes.

(7)
Includes an indeterminate amount of subsidiary guarantees of the debt securities by the additional registrants named herein. No additional consideration will be received for the subsidiary guarantees, if any, of the debt securities. Pursuant to Rule 457(n) under the Securities Act, no additional filing fee is required in connection with the subsidiary guarantees of the debt securities.

        This Registration Statement shall become effective upon filing with the Commission under Rule 462(b) under the Securities Act of 1933, as amended.

B&G FOODS, INC.
Table of Additional Registrants

Exact Name of Registrant as Specified in its Charter	Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
BGH Holdings Inc.	Delaware	36-3867424
Bloch & Guggenheimer, Inc.	Delaware	36-1208070
Heritage Acquisition Corp.	Delaware	22-3640377
Ortega Holdings Inc.	Delaware	90-0103279
Polaner, Inc.	Delaware	22-3210182
William Underwood Company	Massachusetts	04-1919830

        The address, including zip code, telephone number and area code, of the principal executive offices of the additional registrants listed above is: Four Gatehall Drive, Suite 110, Parsippany, NJ 07054; their telephone number at that address is 973.401.6500.

EXPLANATORY NOTE AND INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        This Registration Statement on Form S-3 is being filed to increase the maximum aggregate offering price of securities of the Registrant pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the Registrant's Registration Statement on Form S-3, as amended (Registration No. 333-139206), initially filed by the Registrant on December 8, 2006 and declared effective by the Securities and Exchange Commission (the "Commission") on February 7, 2007. The opinions of counsel regarding the legality of the securities being registered and related consents and accountant's consents are filed herewith. Pursuant to Rule 462(b), the contents of the Registration Statement on Form S-3, as amended (File No. 333-139206), including the exhibits and the power of attorney thereto, are incorporated by reference into this Registration Statement.

CERTIFICATION

        The Registrant hereby certifies to the Commission that (i) it has instructed its bank to pay the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business as of May 23, 2007), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee and (iv) it will confirm receipt of such instructions by its bank during regular business hours no later than May 23, 2007.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits

Exhibit No.	Description
1.1*	Form of underwriting agreement with respect to enhanced income securities (EISs), common stock, preferred stock, debt securities, warrants and/or units.
4.1**	Amended and Restated Certificate of Incorporation of B&G Foods, Inc. (Filed as Exhibit 3.1 to B&G Foods' Current Report on Form 8-K filed on October 20, 2004, and incorporated by reference herein)
4.2**	Amended and Restated Bylaws of B&G Foods, Inc. (Filed as Exhibit 3.2 to B&G Foods' Current Report on Form 8-K filed on October 20, 2004, and incorporated by reference herein)
4.3**
Indenture, dated as of October 14, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), BGH Holdings, Inc., Bloch & Guggenheimer, Inc., Heritage Acquisition Corp., Maple Grove Farms of Vermont, Inc., Ortega Holdings Inc., Polaner, Inc., Trappey's Fine Foods, Inc., William Underwood Company and The Bank of New York, as trustee, relating to the 12.0% Senior Subordinated Notes due 2016. (Filed as Exhibit 4.1 to B&G Foods' Current Report on Form 8-K filed on October 20, 2004, and incorporated by reference herein)
4.4**	Form of 12.0% Senior Subordinated Note due 2016 (included in Exhibit 4.3).
4.5**
Indenture, dated as of October 14, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), BGH Holdings, Inc., Bloch & Guggenheimer, Inc., Heritage Acquisition Corp., Maple Grove Farms of Vermont, Inc., Ortega Holdings Inc., Polaner, Inc., Trappey's Fine Foods, Inc., William Underwood Company and The Bank of New York, as trustee, relating to the 8.0% Senior Notes due 2011. (Filed as Exhibit 4.3 to B&G Foods' Current Report on Form 8-K filed on October 20, 2004, and incorporated by reference herein)
4.6**	Form of 8.0% Senior Note due 2011 (included in Exhibit 4.5).
4.7**
Form of stock certificate for Class A common stock. (Filed as Exhibit 4.12 to Amendment No. 9 to Registration Statement on Form S-1 (file no. 333-112680) filed on October 7, 2004, and incorporated herein by reference)
4.8**
Form of Global Enhanced Income Security certificate. (Filed as Exhibit 4.13 to Amendment No. 1 to Registration Statement on Form S-1 (file no. 333-112680) filed on March 31, 2004, and incorporated herein by reference)
4.9*	Certificate of designations for preferred stock, if any.
4.10**
Form of new indenture, if any, between the registrant and The Bank of New York, as trustee. (Filed as Exhibit 4.10 to Amendment No. 1 to Registration Statement on Form S-3 (file no. 333-139206) filed on February 2, 2007, and incorporated herein by reference)
4.11*	Form of new debt securities, if any.
4.12*	Form of warrant agreement and warrant certificate, if any.
4.13*	Form of unit agreement and unit certificate, if any.
5.1+	Opinion of Dechert LLP as to the legality of the securities being registered.

12.1+	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.
23.1+	Consent of Dechert LLP (included in Exhibit 5.1).
23.3+	Consent of KPMG LLP, independent registered public accounting firm.
23.4+	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
24.1**	Power of Attorney (Filed as Exhibit 24.1 to Registration Statement on Form S-3 (file no. 333-139206) filed on December 8, 2006, and incorporated herein by reference).
25.1**
Statement of Eligibility and Qualification of The Bank of New York on Form T-1, as Trustee for the Indenture governing the 12% Senior Subordinated Notes due 2016. (Filed as Exhibit 25.1 to Amendment No. 1 to Registration Statement on Form S-1 (file no. 333-112680) filed on March 31, 2004, and incorporated herein by reference)
25.2**
Statement of Eligibility and Qualification of The Bank of New York on Form T-1, as Trustee for the Indenture governing the 8% Senior Notes due 2011. (Filed as Exhibit 25.2 to Amendment No. 1 to Registration Statement on Form S-1 (file no. 333-112680) filed on March 31, 2004, and incorporated herein by reference)
25.3**
Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amendment, of The Bank of New York, as trustee under the new indenture. (Filed as Exhibit 25.3 to Amendment No. 1 to Registration Statement on Form S-3 (file no. 333-139206) filed on February 2, 2007, and incorporated herein by reference)

*
To the extent applicable, to be filed by an amendment or as an exhibit to a document filed under the Securities Exchange Act and incorporated by reference herein.

**
Incorporated herein by reference to the indicated filing.

+
Filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Parsippany, New Jersey, on the 22nd day of May, 2007.

B&G FOODS, INC.
By:	/s/ DAVID L. WENNER David L. Wenner President and Chief Executive Officer
BGH HOLDINGS, INC. BLOCH & GUGGENHEIMER, INC. HERITAGE ACQUISITION CORP. ORTEGA HOLDINGS INC. POLANER, INC. WILLIAM UNDERWOOD COMPANY, INC.
By:	/s/ DAVID L. WENNER David L. Wenner President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

B&G FOODS, INC.

Signature	Title	Date
/s/ DAVID L. WENNER David L. Wenner	President, Chief Executive Officer and Director (Principal Executive Officer)	May 22, 2007
/s/ ROBERT C. CANTWELL Robert C. Cantwell	Executive Vice President of Finance, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 22, 2007
* Stephen C. Sherrill	Chairman of the Board of Directors	May 22, 2007
* James R. Chambers	Director	May 22, 2007
* Cynthia T. Jamison	Director	May 22, 2007
* Dennis M. Mullen	Director	May 22, 2007
* Alfred Poe	Director	May 22, 2007

BGH HOLDINGS, INC.

Signature	Title	Date
/s/ DAVID L. WENNER David L. Wenner	President, Chief Executive Officer and Director (Principal Executive Officer)	May 22, 2007
/s/ ROBERT C. CANTWELL Robert C. Cantwell	Executive Vice President of Finance, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 22, 2007

BLOCH & GUGGENHEIMER, INC.

Signature	Title	Date
/s/ DAVID L. WENNER David L. Wenner	President, Chief Executive Officer and Director (Principal Executive Officer)	May 22, 2007
/s/ ROBERT C. CANTWELL Robert C. Cantwell	Executive Vice President of Finance, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 22, 2007

HERITAGE ACQUISITION CORP.

Signature	Title	Date
/s/ DAVID L. WENNER David L. Wenner	President, Chief Executive Officer and Director (Principal Executive Officer)	May 22, 2007
/s/ ROBERT C. CANTWELL Robert C. Cantwell	Executive Vice President of Finance, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 22, 2007

ORTEGA HOLDINGS INC.

Signature	Title	Date
/s/ DAVID L. WENNER David L. Wenner	President, Chief Executive Officer and Director (Principal Executive Officer)	May 22, 2007
/s/ ROBERT C. CANTWELL Robert C. Cantwell	Executive Vice President of Finance, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 22, 2007

POLANER, INC.

Signature	Title	Date
/s/ DAVID L. WENNER David L. Wenner	President, Chief Executive Officer and Director (Principal Executive Officer)	May 22, 2007
/s/ ROBERT C. CANTWELL Robert C. Cantwell	Executive Vice President of Finance, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 22, 2007

WILLIAM UNDERWOOD COMPANY

Signature	Title	Date
/s/ DAVID L. WENNER David L. Wenner	President, Chief Executive Officer and Trustee (Principal Executive Officer)	May 22, 2007
/s/ ROBERT C. CANTWELL Robert C. Cantwell	Executive Vice President of Finance, Chief Financial Officer and Trustee (Principal Financial and Accounting Officer)	May 22, 2007
/s/ SCOTT E. LERNER Scott E. Lerner	Trustee	May 22, 2007
*By:	/s/ ROBERT C. CANTWELL Robert C. Cantwell Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description
1.1*	Form of underwriting agreement with respect to enhanced income securities (EISs), common stock, preferred stock, debt securities, warrants and/or units.
4.1**	Amended and Restated Certificate of Incorporation of B&G Foods, Inc. (Filed as Exhibit 3.1 to B&G Foods' Current Report on Form 8-K filed on October 20, 2004, and incorporated by reference herein)
4.2**	Amended and Restated Bylaws of B&G Foods, Inc. (Filed as Exhibit 3.2 to B&G Foods' Current Report on Form 8-K filed on October 20, 2004, and incorporated by reference herein)
4.3**
Indenture, dated as of October 14, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), BGH Holdings, Inc., Bloch & Guggenheimer, Inc., Heritage Acquisition Corp., Maple Grove Farms of Vermont, Inc., Ortega Holdings Inc., Polaner, Inc., Trappey's Fine Foods, Inc., William Underwood Company and The Bank of New York, as trustee, relating to the 12.0% Senior Subordinated Notes due 2016. (Filed as Exhibit 4.1 to B&G Foods' Current Report on Form 8-K filed on October 20, 2004, and incorporated by reference herein)
4.4**	Form of 12.0% Senior Subordinated Note due 2016 (included in Exhibit 4.3).
4.5**
Indenture, dated as of October 14, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), BGH Holdings, Inc., Bloch & Guggenheimer, Inc., Heritage Acquisition Corp., Maple Grove Farms of Vermont, Inc., Ortega Holdings Inc., Polaner, Inc., Trappey's Fine Foods, Inc., William Underwood Company and The Bank of New York, as trustee, relating to the 8.0% Senior Notes due 2011. (Filed as Exhibit 4.3 to B&G Foods' Current Report on Form 8-K filed on October 20, 2004, and incorporated by reference herein)
4.6**	Form of 8.0% Senior Note due 2011 (included in Exhibit 4.5).
4.7**
Form of stock certificate for Class A common stock. (Filed as Exhibit 4.12 to Amendment No. 9 to Registration Statement on Form S-1 (file no. 333-112680) filed on October 7, 2004, and incorporated herein by reference)
4.8**
Form of Global Enhanced Income Security certificate. (Filed as Exhibit 4.13 to Amendment No. 1 to Registration Statement on Form S-1 (file no. 333-112680) filed on March 31, 2004, and incorporated herein by reference)
4.9*	Certificate of designations for preferred stock, if any.
4.10**
Form of new indenture, if any, between the registrant and The Bank of New York, as trustee. (Filed as Exhibit 4.10 to Amendment No. 1 to Registration Statement on Form S-3 (file no. 333-139206) filed on February 2, 2007, and incorporated herein by reference)
4.11*	Form of new debt securities, if any.
4.12*	Form of warrant agreement and warrant certificate, if any.
4.13*	Form of unit agreement and unit certificate, if any.
5.1+	Opinion of Dechert LLP as to the legality of the securities being registered.
12.1+	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.
23.1+	Consent of Dechert LLP (included in Exhibit 5.1).
23.3+	Consent of KPMG LLP, independent registered public accounting firm.
23.4+	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

24.1**	Power of Attorney (Filed as Exhibit 24.1 to Registration Statement on Form S-3 (file no. 333-139206) filed on December 8, 2006, and incorporated herein by reference).
25.1**
Statement of Eligibility and Qualification of The Bank of New York on Form T-1, as Trustee for the Indenture governing the 12% Senior Subordinated Notes due 2016. (Filed as Exhibit 25.1 to Amendment No. 1 to Registration Statement on Form S-1 (file no. 333-112680) filed on March 31, 2004, and incorporated herein by reference)
25.2**
Statement of Eligibility and Qualification of The Bank of New York on Form T-1, as Trustee for the Indenture governing the 8% Senior Notes due 2011. (Filed as Exhibit 25.2 to Amendment No. 1 to Registration Statement on Form S-1 (file no. 333-112680) filed on March 31, 2004, and incorporated herein by reference)
25.3**
Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amendment, of The Bank of New York, as trustee under the new indenture. (Filed as Exhibit 25.3 to Amendment No. 1 to Registration Statement on Form S-3 (file no. 333-139206) filed on February 2, 2007, and incorporated herein by reference)

*
To the extent applicable, to be filed by an amendment or as an exhibit to a document filed under the Securities Exchange Act and incorporated by reference herein.

**
Incorporated herein by reference to the indicated filing.

+
Filed herewith.

QuickLinks

B&G FOODS, INC. Table of Additional Registrants
EXPLANATORY NOTE AND INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
CERTIFICATION
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURES
EXHIBIT INDEX